Exhibit 99.906 CERT

Exhibit 13(b)
Rule 30a-2(b) Certification

In connection with the Report on Form N-CSR for the period ended September 30, 2022 (the “Report”) of Oxford Lane Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan H. Cohen, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JONATHAN H. COHEN
Name: Jonathan H. Cohen
Date: November 1st, 2022

Exhibit 13(b)
Rule 30a-2(b) Certification

In connection with the Report on Form N-CSR for the period ended September 30, 2022 (the “Report”) of Oxford Lane Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Bruce L. Rubin, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ BRUCE L. RUBIN
Name: Bruce L. Rubin
Date: November 1st, 2022